                            PRIMARY SOURCE PROPOSAL

                                      FOR

                            HORIZON PHARMACIES, INC.

                                      BY

                                CARSON MCDONALD

                            BERGEN BRUNSWIG DRUG CO.

                                JANUARY 19, 1995


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                                AGREEMENT PERIOD
                             ----------------------

A. THIS CONTRACT BECOMES EFFECTIVE JANUARY 1, 1995 AND WILL CONTINUE EACH YEAR THEREAFTER. UPON THE MUTUAL AGREEMENT OF BOTH HORIZON PHARMACIES. INC. AND BBDC.

B. IN THE EVENT BBDC'S PRODUCTION OR DELIVERIES OF GOODS ARE PREVENTED, IMPAIRED, REDUCED OR RESTRICTED BY REASON OF FORCE MAJEURE, LABOR DISPUTES, FIRE, ACTS OF GOD, OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND ITS CONTROL, INCLUDING BUT NOT LIMITED TO THE UNAVAILABILITY OF SUCH GOODS, TRANSPORTATION, SHORTAGES OF MATERIALS OR FUEL, DELAY IN DELIVERY OR FAILURE TO DELIVER BY BBDC'S SUPPLIERS, LOSS OF FACILITIES OF DISTRIBUTION, THE VOLUNTARY FOREGOING OF THE RIGHT TO ACQUIRE OR TO USE ANY MATERIALS IN ORDER TO ACCOMMODATE OR COMPLY WITH THE ORDERS, REQUESTS, REGULATIONS, RECOMMENDATIONS OR INSTRUCTIONS OF ANY GOVERNMENTAL AUTHORITY (WHETHER IN FURTHERANCE OF NATIONAL DEFENSE OF WAR ACTIVITIES OR TO MEET ANY OTHER EMERGENCY), OR THE COMPLIANCE WITH ANY LAW, ORDER, RULING, REGULATION, INSTRUCTION OR REQUIREMENTS OF ANY GOVERNMENTAL AUTHORITY OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF, OR FOR ANY OTHER CAUSE WHETHER OF THE SAME OR DIFFERENT CHARACTER HEREIN SPECIFIED BEYOND THE REASONABLE CONTROL OF THE PARTY AFFECTED THEREBY, BBDC, WITHOUT LIABILITY OR OBLIGATION, MAY REDUCE OR ELIMINATE THE QUANTITIES HEREIN SPECIFIED IN PROPORTION TO THE PREVENTION, IMPAIRMENT, REDUCTION OR RESTRICTION UPON BBDC'S PRODUCTION OR DELIVERY, ON A PRO RATA BASIS AMONG ALL USERS OF ITS GOODS DURING THE PERIOD OF SUCH DISABILITY. IN ANY SUCH CASE, THE GOODS WHICH BBDC IS UNABLE TO SUPPLY SHALL BE ELIMINATED FROM THIS CONTRACT BY WRITTEN NOTICE DESCRIBING THE AMOUNTS ELIMINATED AND THE ESTIMATED TIME PERIOD DURING WHICH DELIVERIES ARE TO BE SUSPENDED; AND BBDC SHALL BE RELIEVED OF ANY LIABILITY WITH RESPECT THERETO DURING SUCH TIME BBDC MAY NOT BE ABLE TO DELIVER THE GOODS IN QUESTION.

C. IT IS UNDERSTOOD THAT THIS AGREEMENT MAY BE TERMINATED BY EITHER PARTY FOR JUST AND REASONABLE CAUSE WITH A 30 (THIRTY) DAY WRITTEN NOTICE.

D. THIS PROPOSAL IS VALID AS WRITTEN IF SIGNED AND RECEIVED BY BERGEN BRUNSWIG DRUG COMPANY ON OR BEFORE JANUARY 31, 1995.



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COST OF GOODS
-------------
ALL PRODUCTS WILL BE INVOICED WITH AN UPCHARGE RATE OF 5% FROM WHOLESALE COST. HORIZON PHARMACIES, INC. COST THEN WILL BE REBATED TO AN UPCHARGE RATE OF 0.8% ON A MONTHLY BASIS. WHOLESALE COST IS DEFINED AS MANUFACTURER INVOICED COST BEFORE ALLOWANCES, DISCOUNTS, AND REBATES. PRODUCTS THAT DO NOT QUALIFY FOR THIS PROGRAM ARE ITEMS THAT ARE INVOICED AT SUPERNET (ITEMS THAT DO NOT HAVE AN APPLIED UPCHARGE.) TRUE QUALITY ITEMS ARE INVOICED AT A SUPERNET RATE BUT DO QUALIFY FOR THE REBATE.

INVOICE PAYMENT TERMS
---------------------
INVOICES DATED THE 1ST THROUGH THE 15TH OF THE MONTH ARE DUE AND PAYABLE BY THE 25TH OF THE SAME MONTH. INVOICES DATED THE 16TH THROUGH THE END OF THE MONTH ARE DUE AND PAYABLE BY THE 10TH OF THE FOLLOWING MONTH. ALL OUTSTANDING BALANCES ARE SUBJECT TO A 1.5% COST OF GOODS ADJUSTMENT. ADDITIONALLY ALL REBATES AND UPCHARGE RATES ARE BASED ON THE STATED PAY TERMS AND ARE SUBJECT TO CHANGE UPON NOTICE.

DELIVERY AND ORDER TIMES
------------------------
DELIVERY WILL BE PROVIDED 5 DAYS A WEEK, MONDAY THROUGH FRIDAY, IF AN ORDER HAS BEEN ELECTRONICALLY PLACED BEFORE 7:00 P.M. THE PREVIOUS DAY. NARCOTIC ORDERS REQUIRE AN ADDITIONAL 24 HOURS TO PROCESS AND CANNOT BE PROCESSED UNTIL THE APPROPRIATE FORM HAS BEEN RECEIVED BY BERGEN BRUNSWIG.

AVAILABLE PROGRAMS AND SERVICES
-------------------------------
ORDER ENTRY DEVICE                               NO CHARGE
PRICE STICKERS                                   NO CHARGE
USAGE REPORT (STORE SPECIFIC)                    NO CHARGE
USAGE REPORT (CONSOLIDATED)                      NO CHARGE
OTC/HABA ZONE PRICING                            $10.00/MO./STORE
DAILY RX PRICE UPDATES                           $50.00/MO./STORE
GOOD NEIGHBOR PHARMACY                           $65.00/MO./STORE
GROUP PURCHASING ORGANIZATION                    NO CHARGE

*CURRENT COMMITMENT BY STORE
SERVICE                        PRINCETON     WINNSBORO      CUERO
ORDER ENTRY DEVICE                 X             X            X
PRICE STICKERS                     X             X            X
USAGE REPORTS - ALL                X             X            X
OTC ZONE PRICING                   X             X            X
DAILY RX PRICE UPDATES             X             X            X
GOOD NEIGHBOR PHARMACY             X             X           N/A
GROUP PURCHASING                   X             X            X

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RETURNS, BILLING ERRORS, EXCHANGES AND SHORTAGES
-----------------------------------------------
ALL RETURNS SHALL BE INITIATED THROUGH THE ORDER ENTRY MACHINE BY STORE ASSOCIATES. CREDITS WILL BE ISSUED IN ACCORDANCE WITH MANUFACTURERS POLICIES AND THOSE ESTABLISHED BY THE NATIONAL ASSOCIATION OF WHOLESALE DRUGGISTS.

BERGEN BRUNSWIG DRUG COMPANY COMMITMENT
---------------------------------------
BERGEN BRUNSWIG IS COMMITTED TO THE CONTINUED GROWTH AND PROFITABILITY OF HORIZON PHARMACIES, INC. AND LOOKS UPON THIS AGREEMENT AS A PARTNERSHIP. IT IS BBDC GOAL TO ENSURE THAT HORIZON PHARMACIES, INC., AND ALL OF ITS ASSOCIATES, UNDERSTAND THE CONCEPTS, APPLICATIONS, AND IMPLEMENTATION PROCEDURES OF ALL AVAILABLE PROGRAMS AND SERVICES.

CONFIDENTIALITY
---------------
HORIZON PHARMACIES, INC. AND BERGEN BRUNSWIG DRUG CO. SHALL HOLD ALL INFORMATION AS CONFIDENTIAL AND AGREE NOT TO SHARE ANY DOCUMENTS OR TRADE SECRETS WITH ANY OTHER PARTY.



T.Q. PRODUCTS ON ONE PASS TO DIV. 30 SHIPPED FROM 30 - DIV. 2 TIMES A WEEK.

NEW TERMS
---------
1ST - EOM DUE BY 25TH OF NEXT MONTH PER T. RASOR.

ALL REPORTS TO BE SENT TO CARSON MCDONALD AT DIV. 30.

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THE TERMS OF THIS AGREEMENT HAVE BEEN APPROVED AND ACCEPTED.


/s/ Rick McCord, President                  /s/ Jim Brown
-----------------------------               -----------------------------
RICK MCCORD - PRESIDENT                     JIM BROWN

/s/ Sy Shahid, Vice President               /s/ Carson McDonald
-----------------------------               -----------------------------
SY SHAHID - VICE PRESIDENT                  CARSON MCDONALD

DATE 1/25/95                                DATE 2/10/95
-----------------------------               -----------------------------
HORIZON PHARMACIES, INC.                    BERGEN BRUNSWIG DRUG CO.